Exhibit 10.6

Principal	Loan Date	Maturity	Loan Number	Call/Coll	Account	Officer	Initials
$350,000	06-09-2013	06-09-2014	930610000			RK	RK

CHANGE IN TERMS AGREEMENT

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.  Any item above containing “***” has been omitted due to text length limitations.

Borrower:

Amexdrug Corporation; Allied Med Inc.;
Dermagen, Inc.; Royal Hearth Care, Inc.;
and Biorx Pharmaceuticals, Inc.
7251 Condor St.
Commerce, CA 90040

Lender:

National Bank of California
Corporate Banking Department
12121 Wilshire Boulevard Suite 1400
Brentwood, CA 90025

Principal Amount: $350,000.00                                                                               Date of Agreement: June 9, 2013

DESCRIPTION OF EXISTING INDEBTEDNESS: The Promissory Note dated June 23, 2008 in the principal amount of $150,000.00 and subsequent Change in Terms Agreements dated March 3, 2009, June 9, 2009, June 9, 2010, June 9, 2011, December 12, 2011 and June 9, 2012, with an outstanding principal balance of $485,000.00 as of June 10, 2013.
DESCRIPTION OF CHANGE IN TERMS: The Maturity of the Note is hereby extended from June 9, 2013 to June 9, 2014. The Principal Amount of the Note Is hereby decreased from $700,000.00 to $350,000.00.
The "DEFINITIONS" section of the Business Loan Agreement (Asset Based) dated June 9, 2011 is hereby amended as follows:

Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (1) $350,000.00 or (2) 80.000% of the aggregate amount of Eligible Accounts, Accounts Receivable must be sufficient to cover advances under the line of credit and the term loan.
The Arbitration clause in the loan documents is hereby replaced by the following:

Consent to Judicial Reference. The parties each prefer that any dispute between them be resolved in litigation subject to the jury waiver set forth herein, but the California Supreme Court has held that such pre-dispute jury trial waivers are unenforceable. This section will be applicable until: (i) the California Supreme Court holds that a pre-dispute jury waiver prevision similar to that contained herein is valid or enforceable; or (ii) the California Legislature passes legislation and the Governor of the State of California signs into law a statue authorizing pre-dispute jury trial waivers and as a result such waivers become enforceable. Accordingly, each of the parties to this Agreement hereby consents and agrees that any and all disputes arising out of or related to this Agreement shall be heard by a referee in accordance with the general reference provisions of California Code of Civil Procedure Section 638, sitting without a jury in the City of Los Angeles, County of Los Angeles, California, (b) such referee shall hear and determine all of the issues in any Dispute (whether of fact or of law), including issues pertaining to a "provisional remedy" as defined in California Code of Civil Procedure Section 1281.8, including without limitation, entering restraining orders, entering temporary restraining orders, issuing temporary and permanent injunctions and appointing receivers, and shall report a statement of decision; provided that, if during the course of any Dispute, any party desires to seek such a provisional remedy at a time when a referee has not yet been appointed or is otherwise unavailable to hear the request for such provisional remedy, then such party may apply to the Los Angeles County, Superior Court for such provisional relief, and (c) pursuant to California Code of Civil Procedure Section 644(a), judgment may be entered upon the decision of such referee in the same manner as if the Dispute had been tried directly by a court. The parties shall use their respective commercially reasonable and good faith efforts to agree upon and select such referee, provided that such referee must be a retired California state or federal judge, and further provided that if the parties cannot agree upon a referee, the referee shall be appointed by the Presiding Judge of the Los Angeles County, Superior Court. Each party hereto acknowledges that this consent and agreement is a material inducement to enter into this Agreement and that each will continue to be bound by and to rely on this consent and agreement in their related future dealings. The parties shall share the cost of the referee and reference proceedings equally; provided that, the referee may award attorneys' fees and reimbursement of the referee and reference proceeding fees and costs to the prevailing party, whereupon all referee and reference proceeding fees and charges will be payable by the non-prevailing party (as so determined by the referee). Each party hereto further warrants and represents that it has reviewed this consent and agreement with legal counsel of its own choosing, or has had an opportunity to do so, and that it knowingly and voluntarily gives this consent and enters into this agreement having had the opportunity to consult with legal counsel. This consent and agreement is irrevocable, meaning that it may not be modified either orally or in writing, and this consent and agreement shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement or any other agreement or document entered into between the parties in connection with this Agreement. In the event of litigation, this Agreement may be filed as evidence of either or both parties' consent and agreement to have any and all Disputes heard and determined by a referee under California Code of Civil Procedure Section 638.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate bender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers or endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

See next page for signers

CHANGE IN TERMS AGREEMENT

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PRIOR TO SIGNING THIS AGREEMENT, BORROWERS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT.  BORROWERS AGREE TO THE TERMS OF THIS AGREEMENT.

BORROWERS:

AMEXDRUG CORPORATION

By:___/s/ Jack N. Amin__________________________________
      Jack N. Amin, President/Secretary of Amexdrug Corporation

ALLIED MED INC.

By:___/s/ Jack N. Amin__________________________________
      Jack N. Amin, President/Secretary of Allied Med Inc.

DERMAGEN INC.

By:___/s/ Jack N. Amin__________________________________
      Jack N. Amin, President/Secretary of Dermagen, Inc.

ROYAL HEALTH CARE, INC.

By:___/s/ Jack N. Amin__________________________________
      Jack N. Amin, President/Secretary of Royal Health Care, Inc.

BIORX PHARMACEUTICALS, INC.

By:___/s/ Jack N. Amin__________________________________
      Jack N. Amin, President/Secretary of Biorx Pharmaceuticals, Inc.

PRIOR TO SIGNING THIS AGREEMENT, GUARANTORS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT.  GUARANTORS AGREE TO THE TERMS OF THIS AGREEMENT.

GUARANTORS:

X__/s/ Jack N. Amin__________________________________
    Jack N. Amin

X__/s/ Nora Y. Amin__________________________________
    Nora Y. Amin